Form N-SAR
Attachment for Item #77C
Matters Submitted to a Vote of Security Holders

MAINSTAY DEFINEDTERM MUNICIPAL
OPPORTUNITIES FUND
811-22551
For Period Ended 11/30/16

(a)	The date of the meeting and whether it was an annual or
special meeting;
Pursuant to notice, an annual meeting of shareholders
("Meeting") of the MainStay DefinedTerm Municipal
Opportunities Fund ("Fund"), was held at the offices of New York Life Investment Management, Inc. ("New York
Life Investments"), 51 Madison Avenue, New York, New
York 10010 on Wednesday, September 22, 2016 at 9:00 a.m.

(b)	If the meeting involved the election of trustees, state the
name of each trustee elected at the meeting and the
names of all other trustees now in office;
The meeting was held to elect Susan B. Kerley, Peter
Meenan, John A. Weisser and Jacques P. Perold to serve as
Class I Trustees of the Fund for three year terms or until
their successors are duly elected.
The other Trustees of Fund are:  David H. Chow, Yie-Hsin
Hung, Alan R. Latshaw, Richard H. Nolan, Jr. and Richard
S. Trutanic.
(c)	Describe each matter voted upon at the meeting and
state the number of affirmative votes and the number of negative votes cast with respect to each matter;
To elect four Trustees to serve as Class I Trustees of the Fund for three year terms or until their successors are duly elected and qualify.

The proposal was discussed in detail in the proxy statement. No other business came before the Meeting.

The proposal was passed by the shareholders, as confirmed by the Inspector of Elections.

The following is a summary of how the votes on the proposal presented before the Meeting held on September
22, 2016 were cast. There were no votes cast in person at the Meeting.

Proposal - To elect four Trustees to serve as Class I Trustees of the Fund for three year terms or until their successors are duly elected and qualify.

Susan B. Kerley
V
o
t
e
s

F
o
r
V
o
t
e
s

A
g
a
i
n
s
t
A
b
s
t
e
n
t
i
o
n
s
T
o
t
a
l
2
3
,
0
7
4
,
8
5
8
2
9
4
,
9
4
5
0
2
3
,
3
6
9
,
8
0
3

Peter Meenan
V
o
t
e
s

F
o
r
V
o
t
e
s

A
g
a
i
n
s
t
A
b
s
t
e
n
t
i
o
n
s
T
o
t
a
l
2
3
,
0
6
4
,
8
7
8
3
0
4
,
9
2
5
0
2
3
,
3
6
9
,
8
0
3




Roman L. Weil
V
o
t
e
s

F
o
r
V
o
t
e
s

A
g
a
i
n
s
t
A
b
s
t
e
n
t
i
o
n
s
T
o
t
a
l
2
3
,
0
6
9
,
4
1
3
3
0
0
,
3
9
0
0
2
3
,
3
6
9
,
8
0
3

Jacques P. Perold
V
o
t
e
s

F
o
r
V
o
t
e
s

A
g
a
i
n
s
t
A
b
s
t
e
n
t
i
o
n
s
T
o
t
a
l
7
0
0
0
0
7
0
0

Effective December 31, 2016, Mr. Weisser retired from the Board of Trustees. Also, effective on that date, Mr. Blunt resigned as a Trustee and was replaced by Ms. Hung.